Debt	12 Months Ended
Dec. 31, 2020
Borrowings [abstract]
Debt
19. DEBT

	December 31, 2020	December 31, 2019
Credit Facility	$—	$275,000
The Company's four-year, $300.0 million secured revolving credit facility, which was due to mature on April 15, 2020, was increased to $400.0 million on February 1, 2019, and increased to $500.0 million on February 22, 2019, with maturity on February 1, 2023, and resulted in additional upfront costs of $2.0 million. These amendments were made as part of the Tahoe Acquisition.
The upfront costs have been recorded as an asset under the classification "Prepaid expenses and other current assets" and are being amortized over the life of the Credit Facility. The Credit Facility can be drawn down at any time to finance the Company’s working capital requirements, acquisitions, investments and for general corporate purposes.
The financial covenants required the Company to maintain a tangible net worth (exclusive of any prospective write-downs of certain assets) of greater than $1,036.4 million plus 50% of the positive net income from and including the fiscal quarter ended March 31, 2016. As part of the amendment, after March 31, 2019, the financial covenants require the Company to maintain a minimum tangible net worth (exclusive of any prospective write-downs of certain assets) of greater than 70% of its tangible net worth as of March 31, 2019 plus 50% of positive net income from and including the fiscal quarter ended June 30, 2019. In addition, the financial covenants continue to include the requirement for the Company to maintain: (i) a leverage ratio less than or equal to 3.5:1; and (ii) an interest coverage ratio more than or equal to 3.0:1. As of December 31, 2020, the Company was in compliance with all covenants required by the Credit Facility.
At Pan American's option, amounts can be drawn under the revolving facility and will incur interest based on the Company's leverage ratio at either (i) LIBOR plus 1.875% to 2.750% or; (ii) The Bank of Nova Scotia's Base Rate on U.S. dollar denominated commercial loans plus 0.875% to 1.750%. Undrawn amounts under the revolving facility are subject to a stand-by fee of 0.4219% to 0.6188% per annum, dependent on the Company's leverage ratio. During the year ended December 31, 2020, the Company drew down $80 million, as a precautionary measure to increase liquidity considering the uncertain impacts of the COVID-19 pandemic, and repaid $355 million of the Credit Facility under LIBOR-based interest rates (2019 - The Company drew down $335 million, to fund, in part, the cash purchase price for the Tahoe Acquisition and to repay, in full, and cancel Tahoe's $125 million second amended and restated revolving facility. The Company repaid a further $60 million from the Credit Facility).
During the year ended December 31, 2020, the average interest rate incurred by the Company on the Credit Facility was 2.6% (2019 - 4.3%). During the year ended December 31, 2020, the Company incurred $2.2 million (2019 - $0.9 million) in standby charges on undrawn amounts and $5.0 million (2019 - $11.6 million) in interest on drawn amounts under this Facility.
In July and September 2020, the Company borrowed $2.8 million and $2.8 million, respectively, in Loans under a Peruvian government COVID-19 pandemic program. These loans incur an average interest rate of 1.3% which is deferred and payable after July and September 2021, respectively. At December 31, 2020, the Company had $0.0 million of these Loans outstanding.